Exhibit 99.16 - Powers of Attorney

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 13th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_______________   _____/s/ Patrick D. Lusk________________________
Patrick D. Lusk
President and Chief Executive Officer

Notary

State of New York
County of New York

On the 13th day of November in the year 2019, before me, the undersigned, personally appeared Patrick D. Lusk, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
Jack Stoerger Notary Public (Seal)	/s/ Jack Stoerger Notary Public, State of New York No. 01ST6277078 Qualified in New York County Commission Expires02/25/2021

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

____________ _______/s/ David P. Wiland______________________
David P. Wiland
Executive Vice President and Chief Financial Officer

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared David P. Wiland, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

______________ _____/s/ Gregory S. Smith______________________
Gregory S. Smith
Senior Vice President and Chief Accounting Officer

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Gregory S. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

___________________/s/ Peter C Aberg______________________
Peter C. Aberg
Director

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Peter C. Aberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

____________                __/s/ Susan L. Gooding______________________
Susan L. (Susy) Gooding
Director

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Susan L. (Susy) Gooding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_______________ ____/s/ Daniel G. Kilpatrick______________________
Daniel G. Kilpatrick
Director

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Daniel G. Kilpatrick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

__________ __________/s/ Brenna Haysom Romando_______________________
Brenna Haysom Romando
Director

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Brenna Haysom Romando, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

______________________/s/ Nedim Sadaka______________________
Nedim (Ned) Sadaka
Director

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Nedim (Ned) Sadaka, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

___________ ________/s/ Howard L. Shecter______________________
Howard L. Shecter
Director

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Howard L. Shecter, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them individually to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all documentation necessary to deregister any such Registration Statements or to deregister any of the entities (including any issuing separate account) associated with the issuance of any such Registration Statements. By signing below, I hereby revoke all prior Powers of Attorney executed by me in relation to the Registration Statements.

COMPANY:  Venerable Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Jay Lemoncelli, Timothy Brown, Colleen M. Nagurney

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	033-59261	333-30180	333-66757	333-111684	333-133944
033-23458	333-28679	333-33914	333-70600	333-111685	333-196391
033-27766	333-28755	333-57218	333-90516	333-111686	333-202174
033-34827	333-28769	333-63692	333-101481	333-124953

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-05627	811-05790	811-08524	811-09026

I hereby ratify and confirm on this 7th day of November, 2019, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

_____________ ______/s/ Vishal N. Sheth______________________
Vishal N. Sheth
Director

Notary

State of New York
County of New York

On the 7th day of November in the year 2019, before me, the undersigned, personally appeared Vishal N. Sheth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Patricia A. McCabe Notary Public (Seal)	Patricia A. McCabe Notary Public, State of New York No. 01MC4979287 Qualified in Nassau County Commission Expires March 25, 2023